Exhibit 10.31



                                 PUBLIC STORAGE
          2007 EQUITY AND PERFORMANCE-BASED INCENTIVE COMPENSATION PLAN
                  FORM OF NON-QUALIFIED SHARE OPTION AGREEMENT



     This Share Option Agreement (the "Option Agreement") is made as of the ____ day of _________, 200__, (the "Grant Date"), by and between Public Storage (the "Trust") and __________________, (the "Optionee"). Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Trust's 2007 Equity and Performance-Based Incentive Compensation Plan (the "Plan").

     WHEREAS, the Board of Trustees of the Trust (the "Board") has duly adopted, and the shareholders of the Trust have duly approved, the Plan, which provides for the grant to employees and Trustees of the Trust and its Subsidiaries and Service Providers of options for the purchase of shares of the Trust's common shares of beneficial interest, par value $.10 per share (the "Common Shares"), which may be granted from time to time as the Committee so determines;

     WHEREAS, the Trust has determined that it is desirable and in its best interests to grant to the Optionee, pursuant to the Plan, options to purchase a certain number of Common Shares as compensation for services rendered to the Trust, and/or in order to provide the Optionee with an incentive to advance the interests of the Trust, all according to the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, the parties hereto do hereby agree as follows:

     1. GRANT OF OPTION.

     Subject to the terms of the Plan (the terms of which are incorporated by reference herein), the Trust hereby grants to the Optionee the right and option (the "Option") to purchase from the Trust, on the terms and subject to the conditions hereinafter set forth, ________ Common Shares. This Option shall not constitute an incentive shares option within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

     2. PRICE.

     The purchase price (the "Option Price") of the Common Shares subject to the Option evidenced by this Option Agreement is $_________ per share (the Fair Market Value on the Grant Date).

     3. EXERCISE OF OPTION.

     Except as otherwise provided herein, the Option granted pursuant to this Option Agreement shall be subject to exercise as follows:

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         3.1 Time of Exercise of Option.

         The Optionee may exercise the Option (subject to the limitations on exercise set forth in the Plan or in this Option Agreement), in installments as determined by the Committee as follows: [ ]. The foregoing installments, to the extent not exercised, shall accumulate and be exercisable, in whole or in part, at any time and from time to time, after becoming exercisable and prior to the termination of the Option; provided, that no single exercise of the Option shall be for less than 100 shares, unless the number of shares purchased is the total number at the time available for purchase under this Option.

         3.2 Exercise by Optionee.

         During the lifetime of the Optionee, only the Optionee (or, in the event of the Optionee's legal incapacity or incompetency, the Optionee's guardian or legal representative) or a person or entity to whom the Optionee has transferred the Option in accordance with Section 6 hereof may exercise the Option.

         3.3 Term of Option.

         The Option shall have a term of [ ]years, subject to earlier termination in accordance with this Option Agreement or the terms of the Plan as determined by the Committee.

         3.4 Limitations on Exercise of Option.

         In no event may the Option be exercised, in whole or in part, after ten years following the Grant Date, or after the occurrence of an event referred to in Section 8 below which results in termination of the Option. In no event may the Option be exercised for a fractional Share.

         3.5 Termination of Employment or Other Relationship.

         Subject to Sections 3.6 and 3.7 hereof, upon the termination of (i) the employment of the Optionee by the Trust or any Subsidiary or Service Provider or service as a Trustee, or (ii) a Service Provider's relationship with the Trust, the Optionee shall have the right at any time within 30 days after such termination and prior to termination of the Option pursuant to Section 3.4 above, to exercise, in whole or in part, any Option held by such Optionee at the date of such termination, to the extent such Option was exercisable immediately prior to such termination.

         3.6 Rights in the Event of Death.

         If the Optionee dies while employed by the Trust, a Subsidiary or a Service Provider, or while serving as a Trustee or Service Provider, the executors or administrators or legatees or distributees of the Optionee's estate shall have the right, at any time within one year after the date of the Optionee's death and prior to termination of the Option pursuant to Section 3.4 above, to exercise the Option with respect to all shares subject to the Option, whether or not the Option was exercisable immediately prior to the Optionee's death.

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         3.7 Rights in the Event of Disability.

         If the Optionee terminates employment with the Trust, a Subsidiary, or a Service Provider, or if the Optionee ceases to be a Service Provider or Trustee, by reason of the permanent and total disability of the Optionee, then the Optionee shall have the right, for a period of one year after such termination and prior to termination of the Option pursuant to Section 3.4 above, to exercise the Option to the extent such Option was exercisable immediately prior to such termination or becomes exercisable within such one year period pursuant to Section 3.1 above. Whether termination of employment or service is to be considered by reason of permanent and total disability for purposes of this Option Agreement shall be determined by the Committee, which determination shall be final and conclusive.

         3.8 Reduction in Number of Shares Subject to Option.

         The number of Common Shares which may be purchased upon exercise of the Option pursuant to this Section 3 shall be reduced by the number of shares previously purchased upon exercise of the Option pursuant to this Section 3.

     4. METHOD OF EXERCISE OF OPTION.

     The Option may be exercised to the extent that it has become exercisable hereunder by (a) exercise through the Trust's approved broker for such exercises, or (b) delivery to the Trust on any business day, at its principal office addressed to the attention of the Committee, of written notice of exercise, which notice shall specify the number of shares for which the Option is being exercised, and shall be accompanied by payment in full of the Option Price of the shares for which the Option is being exercised. Payment of the Option Price for the Common Shares purchased pursuant to the exercise of the Option shall be made (a) in cash or by check payable to the order of the Trust;
(b) through the tender to the Trust of Common Shares, which shares shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise; or (c) by a combination of the methods described in (a) and (b). Payment in full of the Option Price need not accompany the written notice of exercise provided the notice directs that the Common Shares certificate or certificates for the shares for which the Option is exercised be delivered to the Trust approved broker for such exercises as the agent for the Optionee and, at the time such Common Shares are delivered, the broker tenders to the Trust cash (or cash equivalents acceptable to the Trust) equal to the Option Price plus the amount, if any, of federal and/or other taxes which the Trust may, in its judgment, be required to withhold with respect to the exercise of the Option. An attempt to exercise the Option granted other than as set forth above shall be invalid and of no force or effect. Promptly after the exercise of the Option and the payment in full of the Option Price of the Common Shares covered thereby, the Optionee shall be entitled to, as applicable, (a) the issuance of a certificate for Common Shares or certificates evidencing the Optionee's ownership of such shares or (b) direct registration for such shares or (c) electronic transfer of such shares to a Trust-approved broker.

     5. PARACHUTE LIMITATIONS.

     Notwithstanding any other provision of this Option Agreement or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Optionee with the Trust or any Subsidiary, except an agreement, contract or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an "Other Agreement"), and notwithstanding any

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formal  or  informal  plan or  other  arrangement  for the  direct  or  indirect provision of compensation to the Optionee (including groups or classes of participants or beneficiaries of which the Optionee is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Optionee (a "Benefit Arrangement"), if the Optionee is a "disqualified individual," as defined in Section 280G(c) of the Code, any Option held by that Optionee and any right to receive any payment or other benefit under this Option Agreement shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Optionee under this Option Agreement, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Optionee under this Option Agreement to be considered a "parachute payment" within the meaning of Section 280G(b)(2) of the Code as then in effect (a "Parachute Payment") and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Optionee from the Trust under this Option Agreement, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Optionee without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Option Agreement, in conjunction with all other rights, payments, or benefits to or for the Optionee under any Other Agreement or any Benefit Arrangement would cause the Optionee to be considered to have received a Parachute Payment under this Option Agreement that would have the effect of decreasing the after-tax amount received by the Optionee as described in clause (ii) of the preceding sentence, then the Optionee shall have the right, in the Optionee's sole discretion, to designate those rights, payments, or benefits under this Option Agreement, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Optionee under this Option Agreement be deemed to be a Parachute Payment.

     6. LIMITATIONS ON TRANSFER.

     The Option is not transferable by the Optionee, other than by will or the laws of descent and distribution in the event of death of the Optionee, and except that the Optionee may transfer the Option in whole or in part to (i) the spouse, children (including step-children and adopted children) or grandchildren of the Optionee ("Family Members"), (ii) a trust for the exclusive benefit of one or more Family Members, or (iii) a partnership of which the Optionee and/or one or more Family Members are the only partners, provided that the transferee, in connection with the transfer, agrees in writing to be bound by all of the terms of this Option Agreement and the Plan and further agrees not to transfer the Option other than by will or the laws of descent and distribution in the event of the death of the transferee. Following any transfer permitted by this
Section 6, the transferee shall have all of the rights of the Optionee hereunder, and the Option shall be exercisable by the transferee only to the extent that the Option would have been exercisable by the Optionee had the Option not been transferred. The Option shall not be pledged or hypothecated (by operation of law or otherwise) or subject to execution, attachment or similar processes.

     7. RIGHTS AS SHAREHOLDER.

     Neither the Optionee, nor any executor, administrator, distributee or legatee of the Optionee's estate, nor any transferee hereof shall be, or have any of the rights or privileges of, a shareholder of the Trust in respect of any Common Shares issuable hereunder unless and until such shares have been fully paid and certificates representing such shares have been endorsed, transferred and delivered, and the name of the Optionee (or of such personal representative, administrator, distributee or legatee of the Optionee's estate, or of such

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transferee)  has been entered as the  shareholder  of record on the books of the
Trust.

     8. EFFECT OF CHANGES IN CAPITALIZATION.

         8.1 Changes in Shares.

         If the number of outstanding Common Shares is increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Trust by reason of any recapitalization, reclassification, share split, reverse split, combination of shares, exchange of shares, share dividend or other distribution payable in capital shares, or other increase or decrease in such shares effected without receipt of consideration by the Trust occurring after the date the Option is granted, a proportionate and appropriate adjustment shall be made by the Trust in the number and kind of shares subject to the Option, so that the proportionate interest of the Optionee immediately following such event shall, to the extent practicable, be the same as immediately prior to such event. Any such adjustment in the Option shall not change the total Option Price with respect to shares subject to the unexercised portion of the Option but shall include a corresponding proportionate adjustment in the Option Price per share. In the event of a spin-off by the Trust of the shares of a subsidiary, a share dividend for which the Trust will claim a dividends paid deduction under Section 561 of the Code (or any successor provision), or a pro rata distribution to all shareholders of other assets of the Trust, the Committee may, but shall not be required to, make appropriate adjustments to (i) the number and kind of shares or other assets for which the Option is exercisable and (ii) the per-share exercise price of the Option.

         8.2 Reorganization in Which the Trust Is the Surviving Entity and in Which No Change of Control Occurs.

         Subject to Section 8.3 hereof, if the Trust shall be the surviving entity in any reorganization, merger or consolidation of the Trust with one or more other entities, the Option shall pertain to and apply to the securities to which a holder of the number of shares subject to the Option would have been entitled immediately following such reorganization, merger or consolidation, with a corresponding proportionate adjustment of the Option Price per share so that the aggregate Option Price thereafter shall be the same as the aggregate Option Price immediately prior to such reorganization, merger or consolidation.

         8.3 Reorganization, Sale of Assets or Sale of Shares Which Involves a Change of Control.

         Subject  to the  exceptions  set  forth  in the last  sentence  of this
Section 8.3, fifteen days prior to the scheduled consummation of a Change of Control, the Option shall become immediately exercisable with respect to all shares subject to the Option and shall remain exercisable for a period of fifteen days. Any exercise of the Option during such fifteen-day period shall be conditioned upon the consummation of the Change of Control and shall be effective only immediately before the consummation of the Change of Control. Upon consummation of any Change of Control, unless exercised the Option shall terminate. The Committee shall send written notice of an event that will result in such a termination to the Optionee not later than the time at which the Trust gives notice thereof to its shareholders. For purposes of this Section 8.3, a "Change of Control" shall be deemed to occur upon (i) the dissolution or liquidation of the Trust or upon a merger, consolidation, or reorganization of

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the  Trust  with  one or more  other  entities  in  which  the  Trust is not the surviving entity, (ii) a sale of substantially all of the assets of the Trust to another entity, or (iii) any transaction (including without limitation a merger or reorganization in which the Trust is the surviving Trust) which results in any person or entity (other than B. Wayne Hughes and members of his family and their affiliates) owning 50% or more of the combined voting power of all classes of shares of the Trust. This Section 8.3 shall not apply to any Change of Control to the extent that (A) provision is made in writing in connection with such Change of Control for the assumption of the Option, or for the substitution for the Option of a new option covering the shares of a successor Trust, or a parent, subsidiary or affiliate thereof, with appropriate adjustments as to the number and kind of shares and exercise prices, in which event the Option shall continue in the manner and under the terms so provided or (B) a majority of the full Board determines that such Change of Control shall not trigger application of the provisions of this Section 8.3.

         8.4 Adjustments.

         Adjustments specified in this Section 8 relating to Common Shares or securities of the Trust shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional shares shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share.

     9. GENERAL RESTRICTIONS.

     The Trust shall not be required to sell or issue any Common Shares under the Option if the sale or issuance of such shares would constitute a violation by the individual exercising the Option or by the Trust of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Trust shall determine, in its discretion, that the listing, registration or qualification of any Common Shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Trust, and any delay caused thereby shall in no way affect the date of termination of the Option. Specifically, in connection with the Securities Act of 1933, upon notice of exercise of the Option, unless a registration statement under such Act is in effect with respect to the shares covered by the Option, the Trust shall not be required to sell or issue such shares unless the Committee has received evidence satisfactory to the Committee that the holder of the Option may acquire such shares pursuant to an exemption from registration under such Act. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Trust shall not be obligated to take any affirmative action in order to cause the exercise of the Option or the issuance of shares of Common Shares pursuant thereto to comply with any law or regulation of any governmental authority. As to any jurisdiction that expressly imposes the requirement that the Option shall not be exercisable unless and until the shares covered by the Option are registered or are subject to an available exemption from registration, the exercise of the Option (under circumstances in which the laws of such jurisdiction apply) shall be deemed conditioned upon the effectiveness of such registration or the availability of such an exemption.

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     10. DISCLAIMER OF RIGHTS.

     No provision in this Option Agreement shall be construed to confer upon the Optionee the right to be employed by the Trust or any Subsidiary or Service Provider or to provide services to the Trust, or to interfere in any way with the right and authority of the Trust or any Subsidiary or Service Provider either to increase or decrease the compensation of the Optionee at any time, or to terminate any employment or other relationship between the Optionee and the Trust or any Subsidiary or Service Provider.

     11. WITHHOLDING TAXES

     Upon the request of the Trust, a Subsidiary or a Service Provider, the Optionee shall promptly pay to the Trust, Subsidiary or Service Provider, or make arrangements satisfactory to the Trust, Subsidiary or Service Provider regarding payment of, any federal, state or local taxes of any kind required by law to be withheld as a result of the Optionee's exercise of the Option. The Trust, a Subsidiary or a Service Provider shall have the right to deduct from payments of any kind otherwise due to the Optionee any such taxes. The Optionee shall make any such payments in cash or cash equivalents or, subject to the prior approval of the Committee, which may be withheld in the Committee's sole discretion, the Optionee may elect to satisfy the withholding obligation, in whole or in part, (i) by causing the Trust, the Subsidiary or the Service Provider to withhold shares of Common Shares otherwise issuable to the Optionee pursuant to the Option or (ii) by delivering to the Trust, the Subsidiary or the Service Provider shares of Common Shares already owned by the Optionee. The Common Shares so delivered or withheld shall have an aggregate Fair Market Value equal to the applicable withholding obligations. The Optionee may deliver or have withheld only Common Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

     12. INTERPRETATION OF THIS OPTION AGREEMENT.

     All decisions and interpretations made by the Committee with regard to any question arising under the Plan or this Option Agreement shall be binding and conclusive on the Trust and the Optionee and any other person entitled to exercise the Option as provided for herein. In the event that there is any inconsistency between the provisions of this Option Agreement and of the Plan, the provisions of the Plan shall govern.

     13. GOVERNING LAW.

     This Option Agreement is executed pursuant to and shall be governed by the laws of the State of California (but not including the choice of law rules thereof).

     14. BINDING EFFECT.

     Subject to all restrictions provided for in this Option Agreement and by applicable law relating to assignment and transfer of this Option Agreement and the option provided for herein, this Option Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors, transferees and assigns.

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     15. NOTICE.

     Any notice hereunder by the Optionee to the Trust shall be in writing and shall be deemed duly given if mailed or delivered to the Trust at its principal office, addressed to the attention of the Corporate Secretary, or if so mailed or delivered to such other address as the Trust may hereafter designate by notice to the Optionee. Any notice hereunder by the Trust to the Optionee shall be in writing and shall be deemed duly given if mailed or delivered to the Optionee at the address specified below by the Optionee for such purpose, or if so mailed or delivered to such other address as the Optionee may hereafter designate by written notice given to the Trust.

     16. ENTIRE AGREEMENT.

     This Option Agreement constitutes the entire agreement and supersedes all prior understandings and agreements, written or oral, of the parties hereto with respect to the subject matter hereof. Neither this Option Agreement nor any term hereof may be amended, waived, discharged or terminated except by a written instrument signed by the Trust and the Optionee; provided, however, that the Trust unilaterally may waive any provision hereof in writing to the extent that such waiver does not adversely affect the interests of the Optionee hereunder, but no such waiver shall operate as or be construed to be a subsequent waiver of the same provision or a waiver of any other provision hereof.

     IN WITNESS WHEREOF, the parties hereto have duly executed this Option Agreement, or caused this Option Agreement to be duly executed on their behalf, as of the day and year first above written.


                                        PUBLIC STORAGE

                                        By: ________________________________
                                            Name:
                                            Title:


                                        OPTIONEE:



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                                        Name:

                                        ADDRESS FOR NOTICE TO OPTIONEE:


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                                        Number         Street


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                                        City           State        Zip Code


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